CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A (File No 2-93538) of our report dated January 23, 1997 on our audit of the financial statements and financial highlights of Zweig Series Trust for the year ended December 31, 1996.

We also  consent to the  references  to our Firm under the  captions  "Financial
Highlights"   in  the   Prospectus   and   "Investment   Management   and  Other
Services-Independent Accountants" in the Statement of Additional Information.





                                                /s/ Coopers & Lybrand L.L.P.
                                                    Coopers & Lybrand L.L.P.




New York, New York
February 26, 1997